UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                 August 23, 2011

GENESIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0108171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 North Military Trail, Suite 275, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 988-1988

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Acquisition

On August 22, 2011 the Company acquired 100% interest in Tropical Communications, Inc. (“Tropical”), a Florida corporation, based in Miami, Florida. Tropical is a State licensed Low Voltage and Underground contractor and provides services to construct, install, optimize and maintain structured cabling for commercial and governmental entities in the South Florida area.  The purchase price for Tropical was $90,000 paid with 1,000,000 shares of common stock in the Company valued at $.09 per share and an earn-out provision for additional shares of stock in the Company based on a formula tied to future earnings of Tropical.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Tropical Communications, Inc.

We have audited the accompanying balance sheet of Tropical Communications, Inc. as of December 31, 2010 and the related statements of operations, changes in stockholders’ deficit, and cash flows for the year ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tropical Communications, Inc. as of December 31, 2010, and the results of its operations and its cash flows for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 7 to the financial statements, the Company has suffered losses from operations, has a stockholder’s deficit and has a negative working capital all of which raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regards to these matters are also described in Note 7.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sherb & Co., LLP

Certified Public Accountants

Boca Raton, FL

August 9, 2012

TROPICAL COMMUNICATIONS, INC.
BALANCE SHEETS

	JULY 31,	DECEMBER 31,
	2011	2010
Assets	-Unaudited -

Current Assets
Cash and cash equivalents	$2,903	$-
Accounts receivable	131,930	289,352

Total currents assets	134,833	289,352

Property & Equipment, net of accumulated depreciation	11,576	-

Deposits	11,606	11,606

Total Assets	$158,015	$300,958

Liabilities and Shareholders' Deficiency

Current liabilities
Accounts payable	$120,401	$130,902
Line of credit-Banks	223,942	233,754
Accrued expenses	33,200	45,786
Due to related parties	-	26,316

Total Current Liabilities	377,543	436,758

Due to related parties, net of current portion	98,882	71,329

Shareholder's Deficiency
Common stock, no par value, 200 shares authorized,	200	200
issued and outstanding
Additional paid-in capital	300	300
Accumulated deficit	(318,910)	(207,629)

Total Shareholder's Deficiency	(318,410)	(207,129)

Total Liabilities and Shareholder's Deficiency	$158,015	$300,958

See Notes to Financial Statements

TROPICAL COMMUNICATIONS, INC.
STATEMENTS OF OPERATIONS

	FOR THE SEVEN	FOR THE YEAR
	MONTHS ENDED	ENDED
	JULY 31,	DECEMBER 31,
	2011	2010
	-Unaudited -

Revenues	$785,181	$1,301,939

OPERATING EXPENSES
Cost of revenues	398,719	487,783
Depreciation	5,624	8,793
Salaries and wages	336,964	545,325
General and administrative	134,647	269,326

TOTAL OPERATING EXPENSES	875,954	1,311,227

LOSS FROM OPERATIONS	(90,773)	(9,288)

OTHER INCOME (EXPENSES)
Interest expense	(21,215)	(21,713)
Other income	707	-

TOTAL OTHER INCOME (EXPENSE)	(20,508)	(21,713)

NET LOSS	$(111,281)	$(31,001)

See Notes to Financial Statements

TROPICAL COMMUNICATIONS, INC.
STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIENCY
FOR THE SEVEN MONTHS ENDED JULY 31, 2011 AND YEAR ENDED DECEMBER 31, 2010

			Additional
	Common Stock		Paid -In	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance December31, 2009	1,000	$200	$300	$(176,628)	$(176,128)

Net loss				(31,001)	(31,001)

Balance December 31, 2010	1,000	200	300	(207,629)	(207,129)

Net loss - Seven months ended July 31, 2011				(111,281)	(111,281)

Balance July 31, 2011	1,000	$200	$300	$(318,910)	$(318,410)

See Notes to Financial Statements

TROPICAL COMMUNICATIONS, INC.
STATEMENTS OF CASH FLOW

	FOR THE SEVEN	FOR THE YEAR
	MONTHS ENDED	ENDED
	JULY 31,	DECEMBER 31,
	2011	2010
	-Unaudited -

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income loss	$(111,281)	$(31,001)
Adjustments to reconcile net loss to net cash
used in operations:
Depreciation	5,624	8,793
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	157,422	(143,529)
Increase (Decrease)in accounts payable and accrued expenses	(23,088)	141,969
Total adjustments	139,958	7,233

NET CASH PROVIDED BY(USED) IN OPERATING ACTIVITIES	28,677	(23,768)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of equipment	(17,200)	-
NET CASH USED IN INVESTING ACTIVITIES	(17,200)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of note payable-bank	(16,851)	(19,388)
Proceeds from bank loans	7,039	31,000
Repayments of note payable-equipment	-	(3,435)
Proceeds (repayments) from related party borrowings	1,238	(12,946)
NET CASH USED IN FINANCING ACTIVITIES	(8,574)	(4,769)

NET INCREASE (DECREASE) IN CASH	2,903	(28,537)

CASH - beginning of year	-	2,222

CASH - end of year	$2,903	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for interest	$21,215	$17,230
Taxes paid	$-	$-

See Notes to Financial Statements

TROPICAL COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
July 31, 2011 (unaudited) and December 31, 2010

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Tropical Communications, Inc. (“Tropical” or the “Company”)  a Florida corporation based in Miami, Florida is a State licensed Low Voltage and Underground contractor and provides services to construct, install, optimize and maintain structured cabling for commercial and governmental entities in the South Florida area. .

On August 22, 2011, pursuant to a Stock Purchase Agreement, Genesis Group Holdings, Inc, acquired a 100% interest in Tropical. The purchase price for Tropical was $90,000 paid with 1,000,000 shares of common stock in Genesis valued at $.09 per share and an earn-out provision for additional shares of stock in the Company based on a formula tied to future earnings of Tropical.

A summary of significant accounting policies follows:

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements, and reported amounts of revenues and expenses during the reporting period.  Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of reporting cash flows, the company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable and Bad Debts

Accounts receivable are charged to bad debts when they are determined to be uncollectible based upon a periodic review by management. Accounting principles generally accepted in the United States of America require that the allowance method be used to recognize bad debts; however, the effect of using the direct write-off method is not materially different from results that would have been obtained under the allowance method.

Property and Equipment

Property and equipment are stated at cost and depreciated on a straight-line basis over their estimated useful lives. Useful lives range from: vehicles — 3- 7 years; computer and office equipment — 5 years and equipment — 5-7 years. Maintenance and repairs are expensed as incurred and major improvements are capitalized. When assets are sold or retired, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in other income.

Income Taxes

The Company is a ‘C’ Corporation for income tax purposes as of May 1984. Due to the availability of net loss carryforwards from operations there is no tax effect in 2011 and 2010.

TROPICAL COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
July 31, 2011(unaudited) and December 31, 2010

Revenue Recognition

The Company recognizes revenues under the percentage of completion method of accounting using the cost-to-cost measures. Revenues from contracts using the cost-to-cost measures of completion are recognized based on the ratio of contract costs incurred to date to total estimated contract costs.

Application of the percentage of completion method of accounting requires the use of estimates of costs to be incurred for the performance of the contract. This estimation process is based upon the knowledge and experience of the Company’s project managers and financial personnel. Factors that the Company considers in estimating the work to be completed and ultimate contract recovery include the availability and productivity of labor, the nature and complexity of the work to be performed, the effect of change orders, the availability of materials, the effect of any delays in performance and the recoverability of any claims. Changes in job performance, job conditions, estimated profitability and final contract settlements may result in revisions to costs and income and their effects are recognized in the period in which the revisions are determined. At the time a loss on a contract becomes known, the amount of the estimated loss expected to be incurred is accrued.

3.  PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	July 31, 2011	December 31, 2010
Vehicles	$48,943	$48,943
Computers and Office Equipment	30,407	30,407
Equipment	107,188	89,988

Total	186,538	169,338
Less accumulated depreciation	(174,962)	(169,338)

Property and equipment, net	$11,576	$0

Depreciation expense for the period ended July 31, 2011 and year ended December 31, 2010 was $ 5,624 and $ 8,793, respectively.

4. BANK DEBT

Bank debt consists of the following:

	July 31, 2011	December 31, 2010

Two Lines of credit, payable monthly principle
and interest ( ranging from 8.05% to 9.75% ),
guaranteed personally by owner and secured by
equipment and inventory, maturing annually in June	$223,942	$231,426

Installment note, payable monthly principle
+ interest of $453, interest 11.05% and
secured by vehicle	0	2,328

	$223,942	$233,754

TROPICAL COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
July 31, 2011(unaudited) and December 31, 2010

5.  DUE TO RELATED PARTY

This account is comprised of the following loans from related parties:

	July 31, 2011	December 31, 2010

Principal shareholders of the Company, unsecured, non-interest
bearing, due on demand	$0	$26,316

3rd Party promissory note with company under common ownership by officer and former owner of Tropical, 9.75% interest, monthly payments of interest only of $1,007, unsecured and
personally guaranteed by officer , due November 2016	98,882	71,329
	98,882	97,645
Less: current portion of debt	(0)	(26,316)

Long term portion of notes payable, related parties	$98,882	$71,329

6. CONCENTRATIONS OF CREDIT RISK

     The Company is subject to concentrations of credit risk relating primarily to its cash and equivalents due to deposits in financial institutions which exceed the amount insured by the Federal Deposit Insurance Corporation, and trade accounts receivable. The Company grants credit under normal payment terms, generally without collateral, to its customers. These customers primarily consist of telephone companies, cable television multiple system operators and electric and gas utilities. With respect to a portion of the services provided to these customers, the Company has certain statutory lien rights which may in certain circumstances enhance the Company’s collection efforts. Adverse changes in overall business and economic factors may impact the Company’s customers and increase credit risks. These risks may be heightened as a result of the current economic developments and market volatility. In the past, some of the Company’s customers have experienced significant financial difficulties and likewise, some may experience financial difficulties in the future. These difficulties expose the Company to increased risks related to the collectability of amounts due for services performed. The Company believes that none of its significant customers were experiencing financial difficulties that would impact the collectability of the Company’s trade accounts receivable as of July 31, 2011 and December 31, 2010.

For the period ended July 31, 2011 and year ended December 31, 2010, concentrations of significant customers were as follows:

	Accounts Receivable	Revenues
2011
Hotwire Communications	9%	27%
Miami-Dade County ETSD	50%	30%
Miami Dade County Public Schools	0%	29%
Alexander Montessori School	19%	2%
Walgreens	7%	1%

2010
Hotwire Communications	42%	36%
Miami-Dade County ETSD	51%	2%
Miami Dade County Public Schools	4%	33%
USAC	0%	11%

TROPICAL COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
July 31, 2011(unaudited) and December 31, 2010

7.   GOING CONCERN

The Company has suffered losses from operations that may raise doubt about the Company's ability to continue as a going concern. As of July 31, 2011 and December 31, 2010, the Company has both negative working capital and continued net losses. The Company may raise capital through the sale of its equity securities, through debt securities, or through borrowings from principals and/or financial institutions. Management believes that actions presently being taken to obtain additional funding provide the opportunity for the Company to continue as a going concern. There can be no assurance that additional financing which is necessary for the Company to continue its business will be available to the Company on acceptable terms, or at all. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

8.   SUBSEQUENT EVENTS

The Company has evaluated subsequent events through August 23, 2012, which is the date the financial statements were issued, and has concluded that no such events or transactions took place which would require disclosure herein,

GENESIS GROUP HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet as of December 31, 2010, and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2010 are derived from the historical financial statements of the Company and the acquired entity and have been prepared to give effect to the acquisitions of the Company and the acquired entity as of December 31, 2009. The unaudited pro forma condensed consolidated balance sheets and the statements of operations are presented as if the acquisitions by Genesis had occurred on January 1, 2010.

The following unaudited pro forma consolidated financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma condensed consolidated financial statements, including the notes hereto, should be read in conjunction with (i) the historical consolidated financial statements for the Company included in its Form 10-K filed on April 19, 2011 and (ii) the historical financial statements of  Tropical Communications included elsewhere in this Form 8-K.

GENESIS GROUP HOLDINGS, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2010

				PRO FORMA	PRO FORMA
	GENESIS		TROPICAL	ADJUSTMENT	CONSOLIDATED
Assets

Current Assets
Cash and cash equivalents		$22,476	$-	$-	$22,476
Accounts receivable, net		148,811	-	-	148,811
Accounts receivable, net		13,235	289,352	-	302,587

Total Current Assets		184,522	289,352	-	473,874

Property & Equipment, net		237,935	-	-	237,935
Deposits		7,926	11,606	-	19,532

Total Assets	$	$ 430,383	$300,958	$-	$731,341

Liabilities and Stockholders' Deficit

Current liabilities
Accounts payable		$294,689	$130,902	$-	$25,591
Accrued expenses		151,497	45,786	-	197,283
Due to related parties		348,471	26,316	-	374,787
Bank debt, current portion		64,105	233,754	-	297,859
Note payable, UTA (net of debt discount of $265,732)		509,268	-	-	509,268

Total Current Liabilities		1,368,030	436,758	-	1,804,788

Other Liabilities
Bank debt, net of current portion		229,542	-	-	229,542
Due to related parties, net of current portion		-	71,329	-	71,329
Derivative liability		459,897	-	-	459,897
Total Other Liabilities		689,439	71,329	-	760,768

Stockholders' Deficit:
Common stock, $.0001 par value, 500,000,000 shares
authorized; 106,973,976 shares issued and outstanding		10,597	200	(100)	10,697
Preferred stock, $.0001 par value, 50,000,000 authorized;
none issued or outstanding		-	-		-
Additional paid-in-capital		581,800	300	(176,028)	406,072
Accumulated deficit		(2,219,483)	(207,629)	176,128	(2,250,984)

Total Stockholders' Deficit		(1,627,086)	(207,129)	-	(1,834,215)

Total Liabilities and Stockholders' Deficit		$430,383	$300,958	$-	$731,341

GENESIS GROUP HOLDINGS, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

			PRO FORMA	PRO FORMA
	GENESIS	TROPICAL	ADJUSTMENT	CONSOLIDATED

REVENUES:
Contract revenues	$952,839	$1,301,939	$-	$2,254,778

EXPENSES
Cost of revenues earned	1,002,781	487,783	-	1,490,564
Depreciation and amortization	26,191	8,793	-	34,984
Stock compensation	1,574,374	-	-	1,574,374
General and administrative	600,509	814,651	-	1,415,160

TOTAL EXPENSES	3,203,855	1,311,227	-	4,515,082

LOSS FROM OPERATIONS	(2,251,016)	(9,288)	-	(2,260,304)

Unrealized gain on increase in value of derivative	376,788	-	-	376,788
Interest expense	(267,368)	(21,713)	-	(289,081)

NET LOSS	$(2,141,596)	$(31,001)	$-	$(2,172,597)

LOSS PER COMMON SHARE
Basic and fully diluted				$(0.02)

Weighted average number of common shares
outstanding				136,148,976

GENESIS GROUP HOLDINGS, INC.

NOTE1-PRO FORMA ADJUSTMENTS

These unaudited pro forma condensed consolidated financial statements reflect the following pro forma adjustments:

1.	To record acquisition of Tropical by Genesis with 1,000,000 of common stock valued at $90,000.
2.	To eliminate the common stock of Tropical and reflect the acquisition of 100% interest in Digital by the Company.